Exhibit J(1)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 100 to Registration Statement No. 33-73824 on Form N-1A of our report dated November 22, 2017, relating to the financial statements and financial highlights of MassMutual Select Total Return Bond Fund, MassMutual Select Strategic Bond Fund, MassMutual Select Diversified Value Fund, MassMutual Select Fundamental Value Fund, MM S&P 500® Index Fund, MassMutual Select Equity Opportunities Fund, MassMutual Select Fundamental Growth Fund, MassMutual Select Blue Chip Growth Fund, MassMutual Select Growth Opportunities Fund, MassMutual Select Mid-Cap Value Fund, MassMutual Select Small Cap Value Equity Fund, MassMutual Select Small Company Value Fund, MM S&P® Mid Cap Index Fund, MM Russell 2000® Small Cap Index Fund, MassMutual Select Mid Cap Growth Fund, MassMutual Select Small Cap Growth Equity Fund, MM MSCI EAFE® International Index Fund, and MassMutual Select Overseas Fund, our report dated November 22, 2017, relating to the financial statements and financial highlights of MassMutual RetireSMARTSM Conservative Fund, MassMutual RetireSMARTSM Moderate Fund, MassMutual RetireSMARTSM Moderate Growth Fund, MassMutual RetireSMARTSM Growth Fund, MassMutual RetireSMARTSM In Retirement Fund, MassMutual RetireSMARTSM 2010 Fund, MassMutual RetireSMARTSM 2015 Fund, MassMutual RetireSMARTSM 2020 Fund, MassMutual RetireSMARTSM 2025 Fund, MassMutual RetireSMARTSM 2030 Fund, MassMutual RetireSMARTSM 2035 Fund, MassMutual RetireSMARTSM 2040 Fund, MassMutual RetireSMARTSM 2045 Fund, MassMutual RetireSMARTSM 2050 Fund, MassMutual RetireSMARTSM 2055 Fund, and MassMutual RetireSMARTSM 2060 Fund, our report dated November 22, 2017, relating to the consolidated financial statements and consolidated financial highlights of MassMutual Select BlackRock Global Allocation Fund and subsidiary, and our report dated November 22, 2017, relating to the financial statements and financial highlights of MM Select Bond and Income Asset Fund and MM Select Equity Asset Fund, each a series of MassMutual Select Funds, each appearing in the Annual Report on Form N-CSR of MassMutual Select Funds for the year ended September 30, 2017, and to the references to us under the headings “Financial Highlights” in each Prospectus and “Other Disclosures,” “Independent Registered Public Accounting Firm,” and “Experts” in each Statement of Additional Information, which are part of such Registration Statement.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

January 31, 2018